                                                              [EXECUTION COPY]

                               GUARANTY AGREEMENT

                                     among

                         CYPRUS AMAX MINERALS COMPANY

                                 EUROPEAN BANK
                       FOR RECONSTRUCTION AND DEVELOPMENT

                                      and

                    OVERSEAS PRIVATE INVESTMENT CORPORATION

                           Dated as of 30 August 1995
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                               GUARANTY AGREEMENT

This Guaranty Agreement is entered into as of 30 August 1995, among:

       CYPRUS AMAX MINERALS COMPANY, a Delaware corporation ("Cyprus Amax");

       OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC"); and

       EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT ("EBRD").

                                    Recitals

       A. Omolon Gold Mining Company (the "Company") is a closed joint stock company organized and existing under the laws of the Russian Federation.

       B. Cyprus Magadan Gold Corporation ("Cyprus Magadan") is a corporation organized and existing under the laws of the State of Delaware. Cyprus Magadan has entered into a Guaranty Agreement dated as of 30 August 1995 with OPIC and EBRD (the "Cyprus Magadan Guaranty") and a Support Agreement, dated as of 30 August 1995, with OPIC, EBRD and Cyprus Amax (the "Support Agreement").

       C. Cyprus Magadan owns 50% of the issued and outstanding shares of capital stock of the Company. Cyprus Magadan does not own any other significant assets.

       D. Cyprus Amax indirectly owns 100% of the issued and outstanding shares of Cyprus Magadan.

       E. This Guaranty Agreement is entered into and delivered by Cyprus Amax as an inducement for:

       (1) OPIC to enter into the Finance Agreement dated as of 30 June 1995 between OPIC and Omolon Gold Mining Company, a closed joint stock company organized and existing under the laws of the Russian Federation (the "Company"); and

       (2) EBRD to enter into the Loan Agreement dated as of 30 June 1995 between EBRD and the Company (collectively, the "Loan Agreements").

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        NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contorted and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree:

                                   ARTICLE 1

                    DEFINITIONS, CONSTRUCTION, GOVERNING LAW

SECTION 1.01. DEFINITIONS.

       A. General. Except as provided in Subsection 1.01.B, the terms used herein (including the Recitals) shall have the definitions set forth in the Loan Agreements and the Cyprus Magadan Guaranty.

       B. Specific. Wherever used in this Agreement (including the Exhibits and
Schedule 1 attached hereto), the following terms have the following meanings:

       "Agreement" means this Guaranty Agreement.

       "Authorized Officer" means any officer of Cyprus Amax designated in writing by Cyprus Amax, pursuant to an Incumbency Certificate, as having been authorized in accordance with articles of incorporation and bylaws to execute and deliver this Agreement and any other notice or instrument contemplated by this Agreement.

       "Cyprus Magadan Guaranty" means the Guaranty Agreement among the Project
              Lenders and Cyprus Magadan dated as of 30 August 1995.

       "Disbursement" means:

              (1) with respect to OPIC, a "Disbursement" as defined in the OPIC Finance Agreement; and

              (2) with respect to EBRD, a "Disbursement" as defined in the EBRD Loan Agreement.

       "Disbursement Request" means:

              (1) with respect to OPIC, a "Disbursement Request" as defined in and submitted in accordance with the OPIC Finance Agreement; and

              (2) with respect to EBRD, an "application" for a Disbursement in accordance with section 3.03(a) of the EBRD Loan Agreement.

       "Guaranteed Obligations" has the meaning set forth in Section 3.01.

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       "Guaranty" means Cyprus Amax's obligations pursuant to Article 3 of this
              Agreement.

       "Incumbency Certificate" means with respect to Cyprus Amax, a certificate, in form and substance satisfactory to the Project Lenders, certifying the authority of the person or persons who will, on behalf of Cyprus Amax, sign this Agreement, provide the certificates and notices provided for in this Agreement, or take any other action or execute any other document required or permitted to be taken or executed by Cyprus Amax under this Agreement, and the authenticated specimen signature of each such person.

       "Payment Demand" means a notice from the Project Lenders (or either of them) stating that a Guaranteed Obligation has not been paid when due, setting forth the amount that is then due and payable, and demanding payment thereof from Cyprus Amax.

       "Process Agents" and "Process Agent" have the meanings set forth in
              Section 5.03.B.

SECTION 1.02. CONSTRUCTION.

       In this Agreement:

       (a) Unless the context otherwise requires, words denoting the singular include the plural and vice versa;

       (b) Words denoting Persons shall include their successors and permitted assigns;

       (c) Unless otherwise expressly stated, references to a specified Article, Section, Subsection, or Exhibit shall be construed as a reference to that specified Article, Section, Subsection, or Exhibit of this Agreement;

       (d) The headings and the Table of Contents are inserted for convenience of reference only and shaft not affect the interpretation of this Agreement;

       (e) Reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended, extended, restated, or modified from time to time, unless otherwise expressly stated;

       (f) Accounting terms used herein but not defined in Section 1.01 shall have the respective meanings given to them under Generally Accepted Accounting Principles;

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       (g)    The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

       (h) The use of the word "including" means "including without limitation", and the use of the word "or" is not exclusive;

       (i) Any time an action requires either or both Project Lenders' consent or other action, such consent shall be at each Project Lender's sole discretion without any express or implied agreement or understanding that either Project Lender will provide such consent or undertake such action; and

       (j) Unless otherwise expressly provided, any right granted, consent required, or action to be undertaken to or by the Project Lenders (or either Project Lender) in this Agreement, such right, consent, or action may be exercised by either Project Lender independently of the other Project Lender as if the other Project Lender was not a party hereto, subject, as between the Project Lenders only, to the Security Sharing Agreement.

SECTION 1.03. GOVERNING LAW.

       THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES.


                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES


SECTION 2.01. REPRESENTATIONS AND WARRANTIES.

       In addition to the representations and warranties made by Cyprus Amax in each other Financing Agreement to which Cyprus Amax is a party, Cyprus Amax represents and warrants to the Project Lenders that:

       (a) Cyprus Amax is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

       (b) Cyprus Amax has all requisite power and authority, corporate or otherwise, to execute and deliver and perform all of its obligations under this Agreement.

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       (c)    Cyprus Amax has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement.

       (d) This Agreement has been duly executed and delivered by Cyprus Amax and constitutes a legal, valid, and binding obligation of Cyprus Amax enforceable against Cyprus Amax in accordance with the terms hereof: subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium and similar laws of general applicability affecting creditors' rights.

       (e) No governmental authorization or action of any kind is or will be necessary for the valid execution, delivery, or performance by Cyprus Amax of this Agreement.

       (f) The execution, delivery, and performance by Cyprus Amax of this Agreement does not require the consent or approval of any creditor of Cyprus Amax, will not conflict with or constitute a breach or default under or violate any provision of the articles of incorporation or by-laws of Cyprus Amax, and will not violate or breach any agreement to which Cyprus Amax is a party or Law applicable to Cyprus Amax.

       (g) There are no actions, proceedings, or claims pending or, to the best knowledge of Cyprus Amax, threatened, the adverse determination of which might have a material adverse effect on Cyprus Amax's ability to perform its obligations hereunder.

       (h) The obligations of Cyprus Amax hereunder will rank at least pari passu with each other unsecured obligation of Cyprus Amax.

SECTION 2.02. REITERATION IN CONNECTION WITH DISBURSEMENTS.

       The representations and warranties set forth in this Article 2 shall be deemed restated by Cyprus Amax in full as of the date of each Disbursement Request and the date of each Disbursement.

SECTION 2.03. RELIANCE AND INVESTIGATION.

       The Project Lenders shall be entitled to rely on all representations and warranties made by Cyprus Amax notwithstanding any independent inquiry that either or both may have done or may undertake or any other information that either or both Project Lenders may receive or have received.

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                                   ARTICLE 3

                                   GUARANTY

SECTION 3.01. GUARANTY.

       Cyprus Amax unconditionally and irrevocably guarantees, as primary obligor and not as surety, the full and prompt payment on first written demand (whether at stated maturity, by acceleration, or otherwise) to each Project Lender in Dollars of all amounts payable by (i) Cyprus Magadan to the Project Lenders (or either of them) pursuant to the Cyprus Magadan Guaranty and each other Financing Agreement, Project Agreement, or any other agreement to which Cyprus Magadan and either Project Lender or both Project Lenders are parties, and by (ii) Cyprus Gold pursuant to any Financing Agreement to which Cyprus Gold and the Project Lenders are parties; provided however, that Cyprus Amax shall not be liable for Cyprus Magadan's obligations under section 2.01(c)(1) (Evenskoye) of the Support Agreement or Cyprus Magadan's obligations under the Reclamation Agreement, except as otherwise provided therein (the "Guaranteed Obligations").

SECTION 3.02. NATURE OF GUARANTY.

       A. Absolute. Cyprus Amax's obligations pursuant to Section 3.01 shall be continuing and remain in full force and effect until the Guaranteed Obligations have been discharged in full, subject to reinstatement as provided in Section
3.06. Cyprus Amax's obligations pursuant to Section 3.01 shall be direct, absolute, unconditional, and irrevocable. Cyprus Amax's obligations pursuant to
Section 3.01 shall not to any extent or in any way be reduced, limited, terminated, discharged, impaired, or otherwise affected by any of the following:

       (1) Cyprus Magadan's or the Company's failure to pay a fee or provide other consideration to Cyprus Amax in consideration of its entering into this Agreement;

       (2) The occurrence or continuance of any Event of Default or Potential Event of Default under either (or both) of the Loan Agreements or any acceleration or required prepayment of either or both of the Loans as a result thereof or otherwise;

       (3) Any default, potential event of default, or non-compliance by Cyprus Magadan, the Company, any Russian Shareholder, or any other Person with the terms of any other Financing Agreement, Project Agreement, or any Government Approval;

       (4) Any lack of validity or enforceability of, or any misrepresentation, irregularity, or other defect in the Cyprus Magadan Guaranty, any Loan Agreement, any Note, any other Financing Agreement, any Project Agreement, any Government Approval, or any other agreement

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       entered into or permit, license, or approval or any Person received in connection therewith;

(5) Any failure by either Project Lender to take any steps to preserve its rights in respect of, or to perfect or keep perfected, any of the security interests created or purported to be created by any Security Document;

(6) Any Claim or defense which Cyprus Amax may have under or in respect of this Agreement or otherwise;

(7) Any waiver, surrender, or compromise that may exist in respect of this Agreement or otherwise;

(8) Any failure of the Company to pay Taxes which may have been payable in respect of either or both of the Loans, to comply with any Government Approval, or to obtain or comply with any necessary permits, licenses, or approvals required under Law in connection therewith;

(9) Any modification or amendment (whether material or otherwise) of, or waiver or consent or other action taken with respect to, the Cyprus Magadan Guaranty, the Loan Agreements, any Notes, any other Financing Agreement, any Project Agreements, any Government Approval, or any other agreement or document delivered pursuant to the terms of the Cyprus Magadan Guaranty or the Loan Agreements, including, without limitation, any forbearance, indulgence in or extension of time for the payment by Cyprus Magadan or the Company of any amount payable under or in connection with the Cyprus Magadan Guaranty, the Loan Agreements, or any Note, or for the performance of any of the other obligations of Cyprus Magadan or the Company thereunder;

(10) Any Law now or hereafter in effect which may in any manner affect any of Cyprus Magadan's or the Company's obligations under the Cyprus Magadan Guaranty or under either Loan Agreement or any Note, any other Financing Agreement, any Project Agreement, or any Government Approval, or either Project Lender's rights thereunder, whether or not the Company or Cyprus Magadan has a defense valid against either Project Lender and whether or not other guarantors of such obligations, if any, contribute to such payments;

(11) Any Bankruptcy Proceeding affecting Cyprus Magadan, the Company, any Russian Shareholder, or any of their respective Properties;

(12) The release or discharge of the Company from any of its obligations under either of the Loan Agreements or any other Financing Agreement or Project Agreement;

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       (13)   The release or discharge of any other Person under any Financing
              Agreement or Project Agreement;

       (14) The consolidation, merger, or reorganization of Cyprus Magadan, the Company or any Russian Shareholder, or any change of ownership or of any Russian Shareholder, the Company, or Cyprus Magadan;

       (15) The recovery of any judgment against any Person or any action to enforce any judgment,

       (16) Any discharge, stay, injunction, or modification of Cyprus Magadan's obligation to pay any amount pursuant to the Cyprus Magadan Guaranty;

       (17)   Any Force Majeure Event or Political Event;

       (18) Any change of circumstances (including any Change of Law), whether or not foreseeable, and whether or not any such change does or might vary the risk of Cyprus Amax hereunder; or

       (19) Any other act, omission, neglect, event, or circumstance whatsoever, whether similar or dissimilar to the foregoing, that might otherwise constitute a defense available to, or a legal or equitable discharge of, Cyprus Amax in respect of any of its obligations under this Agreement.

       B. Modifications and Discharges. Notwithstanding anything to the contrary in this Agreement, Cyprus Amax irrevocably agrees that the Project Lenders (or either of them) may, at any time and from time to time, either before or after the maturity of the Loan, without notice to or consent (whether prior to or subsequent) of Cyprus Amax:

       (1)    extend the time of payment of or renew any Guaranteed Obligation;

       (2)    exchange or surrender any Security;

       (3) modify, compromise, waive, discharge, settle, or release any Guaranteed Obligation or any Security, in whole or in part; or

       (4) modify, amend, or waive any term or provision of, or consent to any action with respect to (whether material or otherwise) any Financing Agreement or Project Agreement;

in each case without in any way impairing or affecting the obligations and liabilities of Cyprus Amax under this Agreement.

       C. Payment. Cyprus Amax's obligations hereunder constitute a guaranty of payment and not of collection. The Project Lenders (or either Project Lender) may

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require payment by Cyprus Amax and enforce this Agreement without first being required to:

       (1) enforce the Project Lenders' (or either of their) Claims against the Company, Cyprus Magadan, any Russian Shareholder, the Russian Government, or any other Person;

       (2) resort to the Security or any other security or guaranty for the Loans (or either of them); or

       (3) take any other action prior to receiving payment of the Guaranteed Obligations.

       D. Unmatured Guaranteed Obligations. No payment of a Guaranteed Obligation by Cyprus Amax pursuant to this Agreement shall constitute a waiver of or in any manner prejudice the right of either Project Lender to receive payment of other Guaranteed Obligations, if any, which become due and payable before or after such payment, and Cyprus Amax shall continue to be liable to each Project Lender for such other Guaranteed Obligations.

SECTION 3.03. WAIVER.

       A. General. Cyprus Amax unconditionally waives presentment, demand, diligence, protest, notice of acceptance, notice of default, and notice of any other kind to which Cyprus Amax might otherwise be entitled under applicable law with respect to obligations hereunder.

       B. Insurance Contracts. Cyprus Amax waives any right or claim of set-off, whether by way of defense or otherwise, to its obligations hereunder in respect of any Claim that it may have against OPIC arising out of or in any way related to the Insurance Contracts.

SECTION 3.04. APPLICATION OF PAYMENTS.

       Any payment of the Guaranteed Obligations received by a Project Lender from Cyprus Amax hereunder shall be applied by such Project Lender in accordance with its respective Loan Agreement (subject, as between the Project Lenders, to the provisions of the Security Sharing Agreement), regardless of any designation made or purported to be made on behalf of Cyprus Amax or any other Person. Cyprus Amax hereby authorizes each Project Lender to apply amounts that are on deposit or account with such Project Lender, whether or not matured, in the name or for the benefit of Cyprus Amax in whatever currency in reduction of amounts due and payable in respect of its obligations hereunder.

SECTION 3.05. PAYMENT.

       A. Payment Demand. If a payment is due to either or both of the Project Lenders hereunder, the Project Lenders (or either of them) agrees to submit a

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Payment Demand to Cyprus Amax (such agreement without prejudice to the waiver set forth in Section 3.03.A).

       B. Payment. Within 5 Business Days of Cyprus Amax's receipt of a Payment Demand, Cyprus Amax shall pay to the Project Lenders (or the Project Lender submitting the Payment Demand) the amount specified in such Payment Demand (together with interest thereon accruing from the date of the Payment Demand to the date of payment calculated in accordance with the terms of the EBRD Loan Agreement with respect to amounts demanded by or owed to EBRD, and calculated in accordance with the OPIC Finance Agreement with respect to amounts demanded by or owed to OPIC).

       C. Method of Payment. Unless either Project Lender shall otherwise direct by notice to Cyprus Amax, Cyprus Amax shall make any payments due to a Project Lender as required by this Agreement by wire transfer (via a United States bank in the case of OPIC) of immediately available funds in Dollars as follows:

       (1)    If to OPIC:

                            US Treasury Department
                            ABA No. 0210-3000-4
                            TREAS NYC/CTR/BNF=A/C-71000001
                            OBI=OPIC Loan # - 118-94-130-IG

       and

       (2)    If to EBRD: to such account as EBRD designates in its Payment
              Demand.

       D. Gross-up. All sums owing under this Agreement shall be paid without setoff or counterclaim and free and clear of and without deduction for any and all present and future Taxes, deductions, or withholdings and all liabilities with respect thereto. If Cyprus Amax is prohibited by Law from making any such payments free and clear of such deductions or withholdings, then the amount payable by Cyprus Amax shall be increased as may be necessary so that the actual amount received by each Project Lender after all deductions and withholdings equals the amount that such Project Lender would have received if no such deductions or withholdings. Cyprus Amax shall forthwith forward to such Project Lender official receipts or other evidence acceptable to such Project Lender establishing payment of such amounts.

SECTION 3.06. PREFERENCES

       If any Guaranteed Obligation is recovered from, or repaid by, either Project Lender in whole or in part in any Bankruptcy Proceedings instituted by or against Cyprus Magadan, the Guaranty shall be reinstated and continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.

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                                   ARTICLE 4

                                  SUBROGATION

SECTION 4.01. WAIVER OF SUBROGATION RIGHTS.

       Cyprus Amax shall not assert any Rights it may now or hereafter have that arise in connection with the performance of its obligations under this Agreement to be subrogated to the Rights of the Project Lenders (or either of them) against Cyprus Magadan, until the Guaranteed Obligations have been fully, irrevocably, and unconditionally paid in accordance with the provisions thereof.

SECTION 4.02. WAIVER OF OTHER RELATED RIGHTS.

       Cyprus Amax hereby irrevocably waives all contractual, common law, statutory, or other Rights of reimbursement, contribution, exoneration, or indemnity or any similar Right from or against Cyprus Magadan or any other Person which may have arisen in connection with this Agreement.

SECTION 4.03. PAYMENTS HELD IN TRUST.

       If Cyprus Amax receives any payment on account of any Right suspended pursuant to Section 4.01 or waived pursuant to Section 4.02 while any Guaranteed Obligations remain outstanding or to which it is otherwise not entitled, Cyprus Amax shall hold such payment in trust for the Project Lenders and promptly pay such amount to the Project Lenders.

                                   ARTICLE 5

                        REMEDIES AND DISPUTE RESOLUTION

SECTION 5.01. CUMULATIVE REMEDIES.

       The rights and remedies provided for herein axe cumulative and are not exclusive of any other Rights, powers or remedies provided by Law. The assertion or employment of any Right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other or proximate remedy.

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SECTION 5.02 ATTORNEYS' FEES.

       Cyprus Amax shall pay each Project Lender on demand such amount in Dollars as shall be sufficient to cover all of such Project Lender's costs and expenses of any action to enforce this Agreement or to collect any amounts due hereunder (including any action or proceeding to protect such Project Lender's rights in any Bankruptcy Proceeding with respect to Cyprus Amax or Cyprus Magadan), and including, reasonable attorneys' fees, expenses, and disbursements.

SECTION 5.03. JURISDICTION AND CONSENT TO SUIT.

       A. Jurisdiction. Without prejudice to the rights of either Project Lender to bring suit in any appropriate domestic or foreign jurisdiction, any proceeding to enforce this Agreement may be brought by either or both Project Lenders in:

       (1) any state or federal court of competent jurisdiction in Washington, D.C.;

       (2)    any state or federal court of competent jurisdiction in New York
              City;

       (3)    the High Court of Justice in London, England; or

       (4) any court of competent jurisdiction in any other jurisdiction where Cyprus Amax or any of its Property may be found.

Cyprus Amax hereby irrevocably consents and submits unconditionally to the nonexclusive jurisdiction for itself and in respect of any of its Property of any such court. Cyprus Amax hereby irrevocably waives:

       (a) any present or future objection to any such venue, and irrevocably; and

       (b) any claim in any such court that any such action, suit, or proceeding brought therein has been brought in an inconvenient forum.

Cyprus Amax further agrees that final judgment against it in any such action or proceeding arising out of or relating to this Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of Cyprus Amax's obligation.

       B. Service of Process. Cyprus Amax hereby agrees that service of process, writ, judgment, or other notice of legal process shall be deemed and held in every respect to be effective personal service upon it in any such action or proceeding brought in:

       (1) New York City, if made upon CT Corporation System, a corporation organized and existing under the laws of the State of Delaware ("CT

                                       12
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              Corporation"), located on the date hereof at 1633 Broadway, New
              York, NY 10019;

       (2) Washington, D.C., if made upon CT Corporation located on the day hereof at 1025 Vermont Avenue, NW, 4th Floor, Washington DC 20005; and

       (3) London, if made upon The Law Debenture Corporation p.l.c., located on the date hereof at Princes House, 95 Gresham Street, London EC2V 7LY.

       (collectively, the "Process Agents" and each a "Process Agent").

Cyprus Amax shall maintain each of such appointments of Process Agents (or that of successors satisfactory to the Project Lenders) continuously in effect at all times while the any Guaranteed Obligation is outstanding. Nothing in this Agreement shall affect the Project Lenders' (or either of their) rights to serve process in any other manner permitted by applicable law.

SECTION 5.04. WAIVER OF JURY TRIAL.

       CYPRUS AMAX AND EACH PROJECT LENDER WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVNG ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN CYPRUS AMAX AND EITHER OR BOTH PROJECT LENDERS ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED THERETO.

SECTION 5.05. CYPRUS AMAX WAIVER.

       Cyprus Amax waives any right to initiate any legal or arbitral action, whether in the form of declaratory relief or otherwise, in regard to its obligations hereunder.

                                   ARTICLE 6

                                 MISCELLANEOUS

SECTION 6.01. NOTICES.

       Each notice, demand, report, or other communication relating to this Agreement shall be in writing, shall be hand-delivered or sent by facsimile transmission (with a copy by hand delivery to follow, receipt of which copy shall not be required to effect notice), and shall be deemed duly given when sent to the following addresses, or to such other address or number as each party shall have last specified by notice to the other parties:

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

     If to OPIC:

              Overseas Private Investment Corporation
              1100 New York Avenue, N.W.
              Washington, D.C. 20527
              United States of America

                     Attn: Treasurer

                            Fax: (202) 408-9859

              with a separately transmitted copy to Vice President, Finance:

                            Fax: (202) 408-9866

     If to EBRD:

              European Bank for Reconstruction and Development
              One Exchange Square
              London EC2A 2EH
              United Kingdom

                     Attn: Operation Administration Unit

                            Fax: (44) (171) 338-6100

     if to Cyprus Amax:

              Cyprus Amax Minerals Company
              9100 E. Mineral Circle
              Englewood
              Colorado
              USA 80111

                     Attn: General Counsel / Director Finance

                            Fax: (303) 643-5269

SECTION 6.02. AMENDMENTS, ETC.

       Except as otherwise expressly provided in this Agreement, the provisions of this. agreement may be amended or modified only by an instrument in writing signed by each Project Lender and by an Authorized Officer of Cyprus Amax. The provisions of this Agreement may be waived by a Project Lender only by an instrument in writing signed by such Project Lender.

SECTION 6.03. RIGHTS, REMEDIES AND WAIVERS.

       A. General. The right of each Project Lender to require compliance with any condition under this Agreement that may be waived by the other Project Lender is expressly preserved for the non-waiving Project Lender.

       B. No Impairment or Waiver. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to either Project Lender upon any default under this Agreement or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of either Project Lender in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of either Project Lender in respect of any other default.

       C. Defaults. Nothing in this Agreement shall be deemed a waiver or estoppel in respect of either Project Lender's right to declare an Event of Default or Potential Event of Default at any time under either Loan Agreement, to accelerate either or both of the Loans, or to pursue any of its respective remedies under any of the Financing Agreements, including the Security Documents, to which it is a party.

SECTION 6.05. NO LENDER LIABILITY.

       Neither Project Lender shall incur any liability for (and Cyprus Amax hereby irrevocably waives any Claim it may ever have arising out of or in any way related to) any act, failure to act, delay in acting, or error (whether negligent, reckless, or willful) of the Independent Engineer, the Insurance Consultant, or any agent of the Project Lenders (or either of them) in performing its duties as contemplated by any Financing Agreement.

SECTION 6.06. SUCCESSORS AND ASSIGNS.

       This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that Cyprus Amax may not assign, delegate, or otherwise transfer all or any part of its rights or obligations under this Agreement without the prior written consent of the Project Lenders.

SECTION 6.07. FURTHER ASSURANCES.

       From time to time, Cyprus Amax shall execute and deliver to each Project Lender such additional documents as either Project Lender may require to carry out the purposes of this Agreement or to preserve and protect each Project Lender's rights as contemplated herein.

SECTION 6.08. SEVERABILITY.

       If any provision of this Agreement is prohibited or held to be invalid, illegal, or unenforceable in any jurisdiction, the Project Lenders and Cyprus Amax agree to the fullest extent permitted by Law that:

       (1) the validity, legality, and enforceability of the other provisions of this Agreement in such jurisdiction shall not be affected or impaired thereby; and

       (2) any such prohibition, invalidity, illegality, or unenforceability shall not render such provision prohibited, invalid, illegal, or unenforceable in any other jurisdiction.

SECTION 6.09. COUNTERPARTS.

       This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

SECTION 6.10. INTEGRATION.

       This Agreement embodies the entire understanding of the parties hereto, and supersedes all prior negotiations, understandings and agreements between them with respect to the subject matter hereof.

       IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

                            CYPRUS AMAX MINERALS COMPANY

                            By: /s/ Farokh S. Hakimi
                               --------------------------------
                            Name: Farokh S. Hakimi
                                 ------------------------------
                            Its: Assistant Treasurer
                                -------------------------------

                            OVERSEAS PRIVATE INVESTMENT
                            CORPORATION

                            By: /s/ Ronald N. Jonkers
                               --------------------------------
                            Name: Ronald N. Jonkers
                                 ------------------------------
                            Its: Assistant General Counsel
                                -------------------------------

                            EUROPEAN BANK FOR
                            RECONSTRUCTION AND DEVELOPMENT

                            By: /s/ Stephane Baverez
                               --------------------------------
                            Name: Stephane Baverez
                                 ------------------------------
                            Its: Principal Banker
                                -------------------------------

                               30 January, 1997





                         CYPRUS AMAX MINERALS COMPANY



                               EUROPEAN BANK FOR
                        RECONSTRUCTION AND DEVELOPMENT



                    OVERSEAS PRIVATE INVESTMENT CORPORATION




                       =================================

                             AMENDMENT AGREEMENT
                                      to
                             CYPRUS AMAX GUARANTY

                       =================================





                                  FRESHFIELDS

                            AMENDMENT AGREEMENT TO
                             CYPRUS AMAX GUARANTY

THIS AMENDMENT AGREEMENT is made the 30th day of January 1997
                                     ----        -------
BETWEEN

CYPRUS AMAX MINERALS COMPANY, a company organized under the laws of the State of Delaware in the United States of America (the Guarantor),

EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT (EBRD), and

OVERSEAS PRIVATE INVESTMENT CORPORATION (OPIC and together with EBRD the
Lenders).

WHEREAS

(A) the Guarantor and the Lenders have entered into a guaranty agreement dated 30 August 1995 (the Cyprus Amax Guaranty) pursuant to which the Guarantor has guaranteed the obligations of:

       (i)  Cyprus Magadan Gold Corporation (Cyprus Magadan), and

      (ii)  Cyprus Gold Company (Cyprus Gold),

to the Lenders subject to the terms of the Cyprus Amax Guaranty;

(B) Omolon Gold Mining Company (the Company) and the Lenders have agreed to increase the maximum principal amounts of the Loans under the Loan Agreements pursuant to the latest amendments to the Loan Agreements;

(c) Cyprus Magadan, a corporation organized and existing under the laws of the State of Delaware, owns 50% of the issued and outstanding shares of the capital stock of the Company. Cyprus Gold owns 100% of the issued and the outstanding shares of the capital stock of Cyprus Magadan. The Guarantor indirectly owns 100% of the issued and outstanding shares of Cyprus Magadan;

(D) the Guarantor and the Lenders have agreed to amend the Cyprus Amax Guaranty on the terms and conditions of this Amendment Agreement; and

(E) this Amendment Agreement is supplemental to the Cyprus Amax Guaranty and is entered into and delivered by Cyprus Amax as an inducement for the Lenders to enter into the third amendments to the Loan Agreements.

Now, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

1.1 Wherever used in this Amendment Agreement, unless the context shall otherwise require, the terms defined in the Cyprus Amax Guaranty and in the Loan Agreements and not separately defined herein shall have the same meanings when used in this Amendment Agreement.

AMENDMENTS TO THE CYPRUS AMAX GUARANTY

2.1 Section 1.0lB is hereby amended by inserting the following additional definitions:

(a) ""EBRD Loan Agreement" means the loan agreement dated as of 30 June 1995 as amended by an amendment agreement to the loan agreement dated as of 7November 1995, a second amendment agreement dated as of 22 April 1996 and a third amendment agreement dated as of 20 November 1996." and

(b) ""OPIC Finance Agreement" means the finance agreement dated as of 30June 1995, as amended by an amendment agreement dated as of 22 April 1996 and a second amendment agreement dated as of 28 January 1997."

2.2 Section 1.0lB is hereby further amended by deleting the "Cyprus Magadan Guaranty" definition in its entirety and inserting in place thereof the following:

       ""Cyprus Magadan Guaranty" means the Guaranty Agreement among the Lenders and Cyprus Magadan dated as of 30 August 1995, as amended by an amendment agreement dated as of the date hereof."

REPRESENTATIONS AND WARRANTIES

3.1    The Guarantor represents and warrants to the Bank as follows:

(a) it has all requisite power and authority, corporate or otherwise, to execute, deliver and perform all of its obligations under this Amendment Agreement and the Cyprus Amax Guaranty as amended by this Amendment Agreement;

(b) it has taken all necessary action to authorized the execution, delivery and performance by it of this Amendment Agreement and the Cyprus Amax Guaranty as amended by this Amendment Agreement;

(c) this Amendment Agreement has been duly executed and delivered by it and this Amendment Agreement and the Cyprus Amax Guaranty as amended by this Amendment Agreement constitute its valid and legally' binding obligations, enforceable against it in accordance with their respective terms;

(d) all consents, authorizations and actions of any kind necessary for its valid execution, delivery and performance of this Amendment Agreement and the Cyprus Amax Guaranty as amended by this Amendment Agreement have been obtained and are in full force and effect;

(e) the execution, delivery and performance by it of this Amendment Agreement and the Cyprus Amax Guaranty as amended by this Amendment Agreement do not require the consent or approval of any of its creditors and will not conflict with or constitute a breach or default under or violate any provision of its Charter or any agreement, law, rule, regulation, order, writ, judgement, injunction, decree, determination or award applicable to it;

(f) the Cyprus Amax Guaranty as amended by this Amendment Agreement will, when executed and delivered, constitute an unconditional and irrevocable guaranty by the Guarantor, as primary obligor, of the full and prompt payment on first written demand of the Guaranteed Obligations to the Lenders on the terms of the Cyprus Amax Guaranty; and

(g) the representations and warranties made by it in the Cyprus Amax Guaranty are true on and as of the date of this Amendment Agreement with the same effect as if such representations and warranties had been made on and as of the date of this Amendment Agreement.

EFFECTIVENESS

4.1 This Amendment Agreement shall become effective as of the date hereof.

MISCELLANEOUS

5.1 All references to this, Guaranty Agreement and this Agreement in the Cyprus Amax Guaranty and all references to the Cyprus Amax Guaranty in the Security Documents, the Loan Agreements and the other Financing Agreements, and all instruments and agreements executed thereunder, shall for all purposes refer to the Cyprus Amax Guaranty as amended by this Amendment Agreement.

5.2 Except to the extent each is expressly amended by the terms of this Amendment Agreement, all terms and conditions of the Cyprus Amax Guaranty and all other instruments and agreements executed thereunder remain in full force and effect. This Amendment Agreement may he amended only by an instrument in writing signed by the Guarantor and the Lenders.

5.3 This Amendment Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shah constitute one and the same agreement.

GOVERNING LAW

6.1 This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York in the United States of America.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their duly authorized representatives as of the day ant, year first above written,

CYPRUS AMAX                                    )
MINERALS COMPANY                               )

By: /s/ Farokh S. Hakimi
Name: Farokh S. Hakimi
Title: Assistant Treasurer

EUROPEAN BANK FOR                              )
RECONSTRUCTION AND                             )
DEVELOPMENT                                    )

By: /s/ Stephane Baverez
Name: Stephane Baverez
Title: Principle Banker

OVERSEAS PRIVATE                               )
INVESTMENT CORPORATION                         )

By: /s/ James C. Polan
Name: James C. Polan
Title: Manager, Project Finance